UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                  June 3, 2005

                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                   000-20792              77-0130849
--------------------------------  ---------------------    -------------------
 (State or other jurisdiction of  (Commission File No.)     (I.R.S. Employer
          incorporation)                                   Identification No.)


                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On June 3, 2005, Fresh Choice, Inc. (the "Company") issued a press release indicating that it had entered into a letter agreement (the "Letter Agreement"), subject to Bankruptcy Court approval, with the Official Committee of Unsecured Creditors appointed in the Company's case (the "Committee"), Crescent Real Estate Equities Limited Partnership ("Crescent") and Cedarlane Natural Foods, Inc. ("Cedarlane") whereby Crescent and Cedarlane will sponsor a recapitalization of the Company pursuant to a plan of reorganization in accordance with the terms of the Letter Agreement (the "Plan").

         A copy of Registrant's press release dated June 3, 2005 announcing the Letter Agreement is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

 Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.     Description
-----------     -----------
     99.1       Press release dated June 3, 2005 announcing that the Company has entered into an agreement, subject to Bankruptcy Court approval, with the Official Committee of Unsecured Creditors appointed in the Company's case (the "Committee"), Crescent
                Real Estate Equities Limited Partnership ("Crescent") and
                Cedarlane Natural Foods, Inc. ("Cedarlane") whereby Crescent and Cedarlane will sponsor a recapitalization of the Company pursuant to a plan of reorganization in accordance with the terms of the Letter Agreement (the "Plan").

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 3, 2005

                         Fresh Choice, Inc.

                         By: /s/  David E. Pertl
                             -------------------------------------------------
                             David E. Pertl
                             Executive Vice President and Chief Financial
                             Officer

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
     99.1       Press release dated June 3, 2005 announcing that the Company has entered into an agreement, subject to Bankruptcy Court approval, with the Official Committee of Unsecured Creditors appointed in the Company's case (the "Committee"), Crescent
                Real Estate Equities Limited Partnership ("Crescent") and
                Cedarlane Natural Foods, Inc. ("Cedarlane") whereby Crescent and Cedarlane will sponsor a recapitalization of the Company pursuant to a plan of reorganization in accordance with the terms of the Letter Agreement (the "Plan").